NATURE AND CONTINUANCE OF OPERATIONS (Details Narrative) - CAD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
NATURE AND CONTINUANCE OF OPERATIONS
Description of Raised Proceed Investment	(i) a US$2,000 ($2,761) investment towards the second tranche pursuant to the royalty agreement (see below), (ii) the private placement of equity units for $3,422 (note 6(b)), and (iii) the issue in aggregate of US$15,000 ($20,100) in convertible notes
Description of Amendment of royalty agreement	The Group received a US$2,000 investment towards the second US$12,000 tranche on execution of an amendment to the royalty agreement. The amendment provides the royalty holder with the right to fund the remainder of the second trance in five US$2,000 investments
Cash and cash equivalents	$ 18,200,000	$ 14,173,000
Working capital (deficiency)	(899,000)	(14,765,000)
Net loss	(20,996,000)	(24,442,000)
Deficit	(696,958,000)	$ (675,962,000)
Aggregate gross proceeds	$ 26,283